ADIRONDACK BANCORP, INC. AND SUBSIDIARY CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION AT MARCH 31, 2026 AND DECEMBER 31, 2025 (UNAUDITED) March 31, December 31, 2026 2025 ASSETS Cash and due from banks 53,512$ 16,484$ Federal funds sold 1,368 1,354 Cash and cash equivalents 54,880 17,838 Investment securities Available-for-sale 289,310 244,444 Held-to-maturity (fair value - 2026: $6,872 ; 2025: $6,007) 6,675 5,780 Other 1,438 1,732 Total investment securities 297,423 251,956 Loans receivable, net of allowance for credit losses - 2026:$4,702; 2025: $4,709 606,222 619,279 Bank owned life insurance 22,007 21,868 Right-of-use assets - operating leases 8,268 8,462 Premises and equipment, net 8,881 8,433 Goodwill 2,023 2,023 Accrued interest receivable and other assets 10,892 11,995 Total assets 1,010,596$ 941,854$ LIABILITIES AND STOCKHOLDERS' EQUITY LIABILITIES: Deposits Interest bearing Time 166,671$ 166,279$ Savings and NOW 419,488 372,585 Noninterest bearing demand 336,557 309,113 Total deposits 922,716 847,977 Federal Home Loan Bank advances - 6,521 Lease liabilities - operating leases 8,473 8,658 Subordinated debentures 8,248 8,248 Accrued interest payable and other liabilities 5,716 3,946 Total liabilities 945,153$ 875,350$ STOCKHOLDERS' EQUITY Preferred stock - - Common stock 5,821 5,821 Paid-in capital 8,084 8,084 Retained earnings 68,970 68,718 Treasury stock (4,267) (4,267) Accumulated other comprehensive loss (12,180) (10,801) Deferred stock-based compensation (985) (1,051) Total stockholders' equity 65,443 66,504 Total liabilities and stockholders' equity 1,010,596$ 941,854$ (In Thousands) The accompanying notes are an integral part of these consolidated statements. 1

ADIRONDACK BANCORP, INC. AND SUBSIDIARY CONSOLIDATED STATEMENTS OF INCOME FOR THE THREE MONTHS ENDED MARCH 31, 2026 AND 2025 (UNAUDITED) 2026 2025 INTEREST AND DIVIDEND INCOME Loans receivable, including fees 8,134$ 8,198$ Securities: Taxable 1,950 1,811 Tax Exempt 145 153 Other 249 252 Total interest and dividend income 10,478 10,414 INTEREST EXPENSE Deposits 1,620 1,907 Borrowings 179 187 Total interest expense 1,799 2,094 Net interest income 8,679 8,320 PROVISION FOR CREDIT LOSSES - 210 Net interest income after provision for credit losses 8,679 8,110 NONINTEREST INCOME Service charges and fees 522 475 Interchange income 435 443 Insurance agency income 164 221 Gain on sales of loans 80 74 Increase in cash surrender value of bank owned life insurance 139 135 Other 89 54 Total noninterest income 1,429 1,402 NONINTEREST EXPENSE Salaries and employee benefits 5,141 4,870 Occupancy and equipment 1,135 1,066 Data processing 1,428 1,163 FDIC insurance premiums 173 175 Professional fees 795 230 Marketing 73 132 Business development 161 185 Charitable contributions 150 144 Other 762 973 Total noninterest expenses 9,818 8,938 Income before income tax expense 290 574 INCOME TAX EXPENSE 38 101 Net income 252$ 473$ (In Thousands) The accompanying notes are an integral part of these consolidated statements. 2

ADIRONDACK BANCORP, INC. AND SUBSIDIARY CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME FOR THE THREE MONTHS ENDED MARCH 31, 2026 AND 2025 (UNAUDITED) 2026 2025 NET INCOME 252$ 473$ OTHER COMPREHENSIVE INCOME: Unrealized (losses) gains arising during the year on available-for-sale securities (1,745) 4,499 Income tax benefit (expense) 366 (945) OTHER COMPREHENSIVE (LOSS) INCOME, NET OF TAX (1,379) 3,554 Comprehensive (Loss) Income (1,127)$ 4,027$ The accompanying notes are an integral part of these consolidated statements. 3

ADIRONDACK BANCORP, INC. AND SUBSIDIARY CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY FOR THE THREE MONTHS ENDED MARCH 31, 2026 AND 2025 (UNAUDITED) Accumulated Other Deferred Stock - Preferred Common Paid-in Retained Treasury Comprehensive based Stock Stock Capital Earnings Stock Income (Loss) Compensation Total Balance - January 1, 2025 -$ 5,751$ 7,292$ 66,691$ (4,241)$ (18,741)$ (333)$ 56,419$ Net income - - - 473 - - - 473 Other comprehensive income - - - - - 3,554 - 3,554 Amortization of restricted stock - - - - - - 45 45 Balance March 31, 2025 - 5,751 7,292 67,164 (4,241) (15,187) (288) 60,491 Balance - January 1, 2026 - 5,821 8,084 68,718 (4,267) (10,801) (1,051) 66,504 Net income - - - 252 - - - 252 Other comprehensive loss - - - - - (1,379) - (1,379) Amortization of restricted stock - - - - - - 66 66 Balance March 31, 2026 -$ 5,821$ 8,084$ 68,970$ (4,267)$ (12,180)$ (985)$ 65,443$ The accompanying notes are an integral part of these consolidated statements. 4

ADIRONDACK BANCORP, INC. AND SUBSIDIARY CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE THREE MONTHS ENDED MARCH 31, 2026 AND 2025 (UNAUDITED) March 31, March 31, 2026 2025 CASH FLOW FROM OPERATING ACTIVITIES: Net income 252$ 473$ Adjustments to reconcile net income to net cash flow from operating activities: Net investment (accretion) amortization 131 (19) Provision for credit losses - 210 Capitalization of net deferred loan origination costs 47 98 Originations of residential mortgage loans held for sale (2,662) (1,972) Proceeds from sales of residential mortgage loans held for sale 2,742 2,046 Net gains on sale of loans (80) (74) Increase in cash surrender value of bank owned life insurance (139) (135) Depreciation and amortization of premises and equipment 329 309 Net change in mortgage servicing rights 3 (35) Deferred income taxes (15) (10) Stock-based compensation 66 45 Non-cash lease expense 10 10 (Decrease) Increase in accrued interest receivable and other assets 1,666 (345) Increase (decrease) in accrued interest payable and other liabilities 1,585 (1,055) Net cash flow from operating activities 3,935 (454) CASH FLOW FROM INVESTING ACTIVITIES: Securities available for sale: Proceeds from maturities, calls and principal paydowns 57,957 28,483 Purchases (104,700) (74,621) Securities held to maturity: Proceeds from maturities, calls and principal paydowns 381 1,170 Purchases (1,276) (350) Securities - other: Proceeds from maturities, calls and principal paydowns 2,015 658 Purchases (1,721) (47) Portfolio loan originations and principal collections, net 13,010 409 Purchases of premises and equipment (777) (56) Net cash flow from investing activities (35,111) (44,354) CASH FLOW FROM FINANCING ACTIVITIES: Net increase in deposits 74,739 72,903 Repayment of Federal Home Loan Bank Advances (6,521) (13,580) Net cash flow from financing activities 68,218 59,323 CHANGE IN CASH AND CASH EQUIVALENTS 37,042 14,515 CASH AND CASH EQUIVALENTS - beginning of year 17,838 25,634 CASH AND CASH EQUIVALENTS - end of year 54,880$ 40,149$ SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION: Interest paid 1,380$ 2,267$ Income taxed paid 100$ -$ SUPPLEMENTAL DISCLOSURES OF NON-CASH FINANCING ACTIVITIES: Change in right-of-use assets due to decrease in lease obligations (194)$ (191)$ (In Thousands) The accompanying notes are an integral part of these consolidated statements. 5

6 ADIRONDACK BANCORP, INC. AND SUBSIDIARY NOTES TO CONSOLIDATED FINANCIAL STATEMENTS INTERIM CONDENSED (UNAUDITED) 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES Nature of Operations Adirondack Bancorp, Inc. (the “Company”) provides a full range of banking services to retail, commercial and municipal customers through its wholly-owned subsidiary, Adirondack Bank (the “Bank”). The Bank’s operations are conducted in sixteen full service branches, three drive-thru facilities and one loan production office located in the Adirondack, Mohawk Valley and Syracuse regions of New York State. The Company and the Bank are subject to the regulations of certain federal and state agencies and undergo periodic examinations by those regulatory authorities. Use of Estimates The preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates, and such differences, may be significant. Material estimates that are particularly susceptible to significant change in the near term relate to the determination of the allowance and provision for credit losses on loans, testing goodwill for impairment, the realizability of deferred taxes and employee benefit obligations. Basis of Consolidation The consolidated financial statements include the accounts of the Company, the Bank and the Bank’s wholly-owned subsidiary, Adirondack Insurance Services, Inc. and have been prepared in accordance with accounting principles generally accepted in the United States of America. All significant intercompany accounts and transactions have been eliminated in consolidation, in accordance with generally accepted accounting principles. Certain information and footnote disclosure normally included in the consolidated financial statements prepared in accordance with GAAP and industry practice have been omitted from interim reporting pursuant to SEC rules. These Interim Condensed Consolidated Financial Statements and the accompanying notes should be read in conjunction with the Company’s audited consolidated financial statements for the years ended December 31, 2025 and 2024. Operating results for the three months ended March 31, 2026 are not necessarily indicative of the results to be expected for the year ending December 31, 2026 or any other period. The Company has two wholly-owned subsidiaries, Adirondack Statutory Trust I (Trust I) and Adirondack Statutory Trust II (Trust II) which were formed for the purpose of issuing trust preferred securities. The accounts of Trust I and Trust II are not included in the consolidated financial statements of the Company. The significant accounting policies followed by the Company and used in the preparation of these unaudited Interim Condensed Consolidated Financial Statements are disclosed in the Corporation’s audited financial statements for the year ended December 31, 2025 and are unchanged at March 31, 2026. These policies are in accordance with principles generally accepted in the United States of America and conform to common practices in the banking industry.

7 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) Basis of Consolidation (Continued) All adjustments, consisting of only normal recurring adjustments or accruals, which are necessary for a fair presentation of the consolidated financial statements have been made at and for the three-month periods ended March 31, 2026 and 2025. The results of operations for the three-month periods ended March 31, 2026 and 2025 are not necessarily indicative of results which may be expected for an entire fiscal year or any other period. 2. INVESTMENT SECURITIES The amortized cost and approximate fair values of investment securities are as follows at March 31, 2026 and December 31, 2025: March 31, 2026 Amortized Cost Gross Unrealized Gains Gross Unrealized Losses Fair Value (In Thousands) Available-for-sale debt securities: U.S. Government agency and sponsored enterprise $ 107,424 $ 16 $ (2,882) $ 104,558 State and political subdivisions 13,518 11 (267) 13,262 Residential mortgage- backed: U.S. Government sponsored enterprise 137,615 212 (10,787) 127,040 Asset-backed U.S. Small Business Administration 46,170 16 (1,736) 44,450 304,727 255 (15,672) 289,310 Held-to-maturity debt securities: State and political subdivisions 6,675 198 (1) 6,872 6,675 198 (1) 6,872 Other: Federal Home Loan Bank stock 708 - - 708 Federal Reserve Bank stock 730 - - 730 1,438 - - 1,438 $ 312,840 $ 453 $ (15,673) $ 297,620

8 2. INVESTMENT SECURITIES (CONTINUED) 2025 Amortized Cost Gross Unrealized Gains Gross Unrealized Losses Fair Value (In Thousands) Available-for-sale debt securities: U.S. Government agency and sponsored enterprise $ 52,465 $ 46 $ (2,660) $ 49,851 State and political subdivisions 13,916 17 (250) 13,683 Residential mortgage- backed: U.S. Government sponsored enterprise 142,337 519 (9,699) 133,157 Asset-backed U.S. Small Business Administration 49,398 59 (1,704) 47,753 258,116 641 (14,313) 244,444 Held-to-maturity debt securities: State and political subdivisions 5,780 227 - 6,007 5,780 227 - 6,007 Other: Federal Home Loan Bank stock 1,002 - - 1,002 Federal Reserve Bank stock 730 - - 730 1,732 - - 1,732 $ 265,628 $ 868 $ (14,313) $ 252,183

2. INVESTMENT SECURITIES (CONTINUED)

Gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are as follows at March 31, 2026 and December 31, 2025:

March 31, 2026 (In Thousands)

	Less than 12 Months		12 Months or More		Total	
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Available-for-sale debt securities:						
U.S. Government sponsored enterprise	$ 39,912	$ 31	$ 46,986	$ 2,851	$ 86,898	$ 2,882
State and political subdivision	2,858	23	6,832	244	9,690	267
Residential mortgage-backed:						
U.S. Government sponsored enterprise	15,533	227	89,353	10,560	104,886	10,787
Asset -backed U.S Small Business Administration	7,726	28	32,480	1,708	40,206	1,736
	$ 66,029	$ 309	$ 175,651	$ 15,363	$ 241,680	$ 15,672

December 31, 2025 (In Thousands)

	Less than 12 Months		12 Months or More		Total	
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Available-for-sale debt securities:						
U.S. Government sponsored enterprise	$ -	$ -	$ 47,173	$ 2,660	$ 47,173	$ 2,660
State and political subdivision	2,133	7	8,059	243	10,192	250
Residential mortgage-backed:						
U.S. Government sponsored enterprise	13,258	117	89,646	9,582	102,904	9,699
Asset -backed U.S Small Business Administration	6,200	12	35,051	1,692	41,251	1,704
	$ 21,591	$ 136	$ 179,929	$ 14,177	$ 201,520	$ 14,313

9

10 2. INVESTMENT SECURITIES (CONTINUED) At March 31, 2026, there were 52 securities in a continuous loss position for less than 12 months and 412 securities in a continuous loss position for 12 months or more due to higher long-term interest rates resulting in lower market values for investments. At December 31, 2025, there were 37 securities in a continuous loss position for less than 12 months and 415 securities in a continuous loss position for 12 months or more due to higher long-term interest rates resulting in lower market values for investments. Unrealized losses on these securities have not been recognized in income because the securities are generally of high credit quality, management does not intend to sell the securities nor is it more likely than not that management will have to sell the securities in the foreseeable future and the decline in fair value is largely due to the effects of changes in market interest rates. The fair values are expected to recover as the securities approach their maturity or repricing date and/or market interest rates change. The amortized cost and fair values of debt securities at March 31, 2026, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Available-for-sale Held-To-Maturity Amortized Fair Amortized Fair Cost Value Cost Value (In Thousands) Due in one year or less $ 62,118 $ 62,013 $ 4,303 $ 4,334 Due after one year through five years 55,829 53,010 1,799 1,918 Due after five years through ten years 2,994 2,796 573 620 Securities not due at a Single maturity date 183,786 171,491 - - $ 304,727 $ 289,310 $ 6,675 $ 6,872 For the three months ended March 31, 2026 and 2025, respectively, the Bank did not sell any securities available-for-sale. At March 31, 2026 and December 31, 2025, investment securities with a carrying amount of $267,340,000 and $222,265,000, respectively, were pledged to secure certain deposits.

11 3. LOANS RECEIVABLE Major classifications of loans at March 31, 2026 and December 31, 2025 were as follows: March 31, 2026 December 31, 2025 (In Thousands) Residential mortgage loans: 1 – 4 family first-lien residential mortgages $ 191,384 $ 194,863 Commercial loans: Real estate 235,046 232,348 Commercial and industrial 85,064 94,961 320,110 327,309 Consumer loans: Home equity and junior liens 92,221 94,090 Other consumer 7,209 7,726 99,430 101,816 Total loans 610,924 623,988 Less allowance for credit losses (4,702) (4,709) Loans receivable, net $ 606,222 $ 619,279 At March 31, 2026 and December 31, 2025, net deferred loan costs totaled $659,000 and $707,000, respectively.

12 3. LOANS RECEIVABLE (Continued) The following tables present the classes of the loan portfolio summarized by the pass rating and the classified ratings of special mention, substandard and doubtful within the Bank’s internal risk rating system as of March 31, 2026 and December 31, 2025: March 31, 2026 Pass Special Mention Substandard Doubtful Total (In Thousands) Residential mortgage loans: 1 – 4 family first-lien residential mortgages $ 189,468 $ 344 $ 1,572 $ - $ 191,384 Commercial loans: Real estate 225,129 2,678 7,239 - 235,046 Commercial and industrial 82,173 - 2,891 - 85,064 307,302 2,678 10,130 - 320,110 Consumer loans: Home equity and junior liens 91,686 308 227 - 92,221 Other consumer 7,168 41 - - 7,209 98,854 349 227 - 99,430 Total loans $ 595,624 $ 3,371 $ 11,929 $ - $ 610,924 December 31, 2025 Pass Special Mention Substandard Doubtful Total (In Thousands) Residential mortgage loans: 1 – 4 family first-lien residential mortgages $ 192,282 $ 1,189 $ 1,392 $ - $ 194,863 Commercial loans: Real estate 221,696 2,909 7,743 - 232,348 Commercial and industrial 85,763 3,562 5,636 - 94,961 307,459 6,471 13,379 - 327,309 Consumer loans: Home equity and junior liens 93,604 259 227 - 94,090 Other consumer 7,695 31 - - 7,726 101,299 290 227 - 101,816 Total loans $ 601,040 $ 7,950 $ 14,998 $ - $ 623,988

13 3. LOANS RECEIVABLE (Continued) A loan is considered collateral-dependent when the borrower is experiencing financial difficulties and repayment of the loan is expected to be provided substantially through the operation or sale of the collateral. Loans considered collateral-dependent were as follows at March 31, 2026 and December 31, 2025 March 31, 2026 Amortized Cost Collateral Type (In thousands) Real estate: Residential real estate mortgage $ 1,164 Residential real estate Commercial real estate 6,339 Commercial real estate Total real estate $ 7,503 December 31, 2025 Amortized Cost Collateral Type (In thousands) Real estate: Residential real estate mortgage $ 1,164 Residential real estate Commercial real estate 7,014 Commercial real estate Total real estate $ 8,178 As of March 31, 2026 and December 31, 2025 there were no significant modifications made to borrowers experiencing financial difficulty.

14 3. LOANS RECEIVABLE (CONTINUED) Changes in the allowance for credit losses three months ended March 31, 2026 and 2025 are summarized as follows (in thousands): For the three months ended March 31, 2026 1-4 family first- lien residential mortgage Commercial real estate Commercial and industrial Home equity and junior liens Other consumer Total Allowance for credit losses: Beginning balance $ 1,438 $ 1,827 $ 1,122 $ 222 $ 100 $ 4,709 Charge-offs - - (4) - (32) (36) Recoveries - - 26 - 3 29 Provision for credit losses - - - - - - Ending balance $ 1,438 $ 1,827 $ 1,144 $ 222 $ 71 $ 4,702 For the three months ended March 31, 2025 1-4 family first- lien residential mortgage Commercial real estate Commercial and industrial Home equity and junior liens Other consumer Total Allowance for credit losses: Beginning balance $ 1,338 $ 1,668 $ 1,146 $ 217 $ 119 $ 4,488 Charge-offs - - - - (29) (29) Recoveries 7 - 12 - 27 46 Provision for credit losses (75) 193 94 - (2) 210 Ending balance $ 1,270 $ 1,861 $ 1,252 $ 217 $ 115 $ 4,715

3. LOANS RECEIVABLE (CONTINUED)

The following table presents the classes of loan portfolio summarized by the aggregate pass rating and classified ratings of non-performing, watch, special mention, substandard and doubtful within the Company's internal risk rating system as of March 31, 2026 and December 31, 2025 based on calendar year of origination:

March 31, 2026 (Dollars in thousands)	2026	2025	2024	2023	2022	Prior	Revolving Loans	Revolving Loans Converted to Term Loans	Total
1-4 family first lien residential mortgages									
Performing	$ 984	$ 19,595	$ 26,250	$ 25,577	$ 30,085	$ 86,977	$ -	$ -	$ 189,468
Non-performing	-	-	-	-	-	1,916	-	-	1,916
Total 1-4 family first lien residential mortgages	$ 984	$ 19,595	$ 26,250	$ 25,577	$ 30,085	$ 88,893	$ -	$ -	$ 191,384
Commercial real estate									
Pass	$ 496	$ 1,068	$ 2,272	$ 6,880	$ 5,446	$ 29,717	$ -	$ -	$ 45,879
Watch	4,218	17,612	11,019	18,557	49,639	78,205	-	-	179,250
Special Mention	-	-	-	211	890	1,577	-	-	2,678
Substandard	-	-	-	-	-	6,209	-	-	6,209
Nonaccrual	-	-	-	-	-	1,030	-	-	1,030
Total commercial real estate	$ 4,714	$ 18,680	$ 13,291	$ 25,648	$ 55,975	$ 116,738	$ -	$ -	$ 235,046
Commercial and industrial									
Pass	$ 944	$ 7,160	$ 10,073	$ 5,674	$ 4,016	$ 8,420	$ 4,673	$ -	$ 40,960
Watch	3,564	10,834	4,327	8,102	4,382	4,397	5,607	-	41,213
Special Mention	-	-	-	-	-	-	-	-	-
Substandard	2,150	-	10	6	99	284	45	-	2,594
Nonaccrual	-	-	-	-	-	278	19	-	297
Total commercial and industrial	$ 6,658	$ 17,994	$ 14,410	$ 13,782	$ 8,497	$ 13,379	$ 10,344	$ -	$ 85,064
Consumer: Home equity & junior liens									
Performing	$ 814	$ 5,377	$ 4,534	$ 11,413	$ 17,083	$ 20,497	$ 32,017	$ -	$ 91,735
Non-performing	-	-	-	-	40	297	149	-	486
Total Consumer: Home equity & junior liens	$ 814	$ 5,377	$ 4,534	$ 11,413	$ 17,123	$ 20,794	$ 32,166	$ -	$ 92,221
Consumer: other									
Performing	$ 297	$ 1,684	$ 1,192	$ 1,285	$ 472	$ 1,425	$ 807	$ -	$ 7,162
Non-performing	-	4	18	16	2	-	7	-	47
Total consumer: other	$ 297	$ 1,688	$ 1,210	$ 1,302	$ 473	$ 1,425	$ 814	$ -	$ 7,209
Total loans	$ 13,467	$ 63,334	$ 59,695	$ 77,722	$ 112,153	$ 241,229	$ 43,324	$ -	$ 610,924

15

3. LOANS RECEIVABLE (CONTINUED)

	December 31, 2025								
	2025	2024	2023	2022	2021	Prior	Revolving Loans	Revolving Loans Converted to Term Loans	Total
	(Dollars in thousands)								
1-4 family first lien residential mortgages									
Performing	$ 19,689	$ 27,451	$ 26,057	$ 30,516	$ 21,904	$ 66,665	$ -	$ -	$ 192,282
Non-performing	-	-	-	-	-	2,581	-	-	2,581
Total 1-4 family first lien residential mortgages	$ 19,689	$ 27,451	$ 26,057	$ 30,516	$ 21,904	$ 69,246	$ -	$ -	$ 194,863
Commercial real estate									
Pass	$ 5,000	$ 7,170	$ 3,760	$ 5,518	$ 12,215	$ 14,908	$ -	$ -	$ 48,571
Watch	13,656	11,401	21,228	51,796	16,500	58,544	-	-	173,125
Special Mention	-	-	213	1,011	-	1,789	-	-	3,013
Substandard	-	-	-	-	5,093	1,123	-	-	6,216
Nonaccrual	-	-	-	-	-	1,423	-	-	1,423
Total commercial real estate	$ 18,656	$ 18,571	$ 25,201	$ 58,325	$ 33,808	$ 77,787	$ -	$ -	$ 232,348
Commercial and industrial									
Pass	$ 7,508	$ 5,631	$ 4,636	$ 3,549	$ 8,727	$ 9,293	$ 4,503	$ -	$ 43,847
Watch	10,253	4,505	9,612	3,047	2,955	3,773	7,771	-	41,916
Special Mention	-	-	1,087	1,086	1,286	104	-	-	3,563
Substandard	-	12	11	-	-	373	4,954	-	5,350
Nonaccrual	-	-	-	-	-	285	-	-	285
Total commercial and industrial	$ 17,761	$ 10,148	$ 15,346	$ 7,682	$ 12,968	$ 13,828	$ 17,228	$ -	$ 94,961
Consumer: Home equity & junior liens									
Performing	$ 5,443	$ 5,124	$ 11,921	$ 17,623	$ 5,561	$ 15,903	$ 32,029	$ -	$ 93,604
Non-performing	-	-	-	-	129	208	149	-	486
Total Consumer: Home equity & junior liens	$ 5,443	$ 5,124	$ 11,921	$ 17,623	$ 5,690	$ 16,111	$ 32,178	$ -	$ 94,090
Consumer: other									
Performing	$ 1,898	$ 1,295	$ 1,532	$ 600	$ 572	$ 967	$ 818	$ 13	$ 7,695
Non-performing	-	-	-	2	-	29	-	-	31
Total consumer: other	$ 1,898	$ 1,295	$ 1,532	$ 602	$ 572	$ 996	$ 818	$ 13	$ 7,726
Total loans	$ 63,447	$ 62,589	$ 80,057	$ 114,748	$ 74,942	$ 177,968	$ 50,224	$ 13	$ 623,988

16

3. LOANS RECEIVABLE (CONTINUED)

Loans are considered past due if the required principal and interest payments have not been received within thirty days of the payment due date.

An age analysis of past due loans, segregated by class of loans, as of March 31, 2026 and December 31, 2025 was as follows:

	March 31, 2026						
	30-59 Days Past Due	60-89 Days Past Due	Over 90 Days Past Due	Total Past Due	Current	Total Loans Receivable	Loans Receivable >90 Days and Still Accruing
				(In Thousands)			
Residential mortgage loans:							
1 – 4 family first-lien residential mortgages	$ 2,012	$ -	$ 1,882	$ 3,894	$ 187,490	$ 191,384	$ -
Commercial loans:							
Real estate	156	-	843	999	234,047	235,046	-
Commercial and industrial	274	45	23	342	84,722	85,064	-
	430	45	866	1,341	318,769	320,110	-
Consumer loans:							
Home equity and junior liens	877	149	370	1,396	90,825	92,221	-
Other consumer	60	11	30	101	7,108	7,209	-
	937	160	400	1,497	97,933	99,430	-
Total loans	$ 3,379	$ 205	$ 3,148	$ 6,732	$ 604,192	$ 610,924	$ -

17

3. LOANS RECEIVABLE (CONTINUED)

	December 31, 2025						
	30-59 Days Past Due	60-89 Days Past Due	Over 90 Days Past Due	Total Past Due	Current	Total Loans Receivable	Loans Receivable >90 Days and Still Accruing
				(In Thousands)			
Residential mortgage loans:							
1 – 4 family first-lien residential mortgages	$ 1,650	$ 876	$ 1,675	$ 4,201	$ 190,662	$ 194,863	$ -
Commercial loans:							
Real estate	-	137	1,152	1,289	231,059	232,348	-
Commercial and industrial	23	-	4	27	94,934	94,961	-
	23	137	1,156	1,316	325,993	327,309	-
Consumer loans:							
Home equity and junior liens	532	171	299	1,002	93,088	94,090	-
Other consumer	71	50	-	121	7,605	7,726	-
	603	221	299	1,123	100,693	101,816	-
Total loans	$ 2,276	$ 1,234	$ 3,130	$ 6,640	$ 617,348	$ 623,988	$ -

Nonaccrual loans, segregated by class of loan at March 31, 2026 and December 31, 2025, were as follows (in thousands)

	Nonaccrual Loans	Nonaccrual Loans Without Related Allowance for Credit Losses	Recognized Interest Income
March 31, 2026			
1-4 family first lien residential mortgages	$ 2,410	$ -	$ -
Commercial real estate	1,030	559	-
Other commercial and industrial	297	297	-
Home equity and junior liens	391	-	-
Other consumer	47	-	-
Total	$ 4,175	$ 856	$ -
December 31, 2025			
1-4 family first lien residential mortgages	$ 2,362	$ -	$ -
Commercial real estate	1,423	696	-
Other commercial and industrial	285	-	-
Home equity and junior liens	354	-	-
Other consumer	-	-	-
Total	$ 4,424	$ 696	$ -

18

19 4. ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS) The balances and changes in the components of accumulated other comprehensive income (loss), net of tax, are as follows (in thousands): Unrealized Losses on Available- For-Sale securities Accumulated other comprehensive loss as of January 1, 2025 $ (18,741) Other comprehensive income 3,554 Accumulated other comprehensive loss as of March 31, 2025 $ (15,187) Accumulated other comprehensive loss as of January 1, 2026 $ (10,801) Other comprehensive loss (1,379) Accumulated other comprehensive loss as of March 31, 2026 $ (12,180) The amounts of income tax expense allocated to each component of other comprehensive (income) loss are as follows for the three months ended March 31, 2026 and March 31, 2025: March 31, 2026 March 31, 2025 (In Thousands) Unrealized (loss) gain arising during the period $ 366 $ (945) Income tax benefit (expense) $ 366 $ (945) 5. STOCKHOLDERS’ EQUITY Preferred Stock The Company is authorized to issue 1,600 shares of Series A preferred stock, $5,000 par value per share. There were no shares issued or outstanding at March 31, 2026 and December 31, 2025. Series A preferred stockholders have no voting rights. Dividends on the Series A preferred stock are non-cumulative and payable quarterly from the date of issue, when declared by the Board of Directors. The Series A preferred stock is perpetual, non-cumulative and redeemable at the option of the Company, in whole or in part, at $5,000 per share. The dividend, when declared, is equal to the Wall Street Journal Prime Rate in effect at the beginning of the quarter preceding the dividend payment date, plus 0.50% with a maximum rate of 11%. Effective August 20, 2018, the Company redeemed all outstanding shares of Series A preferred stock.

20 5. STOCKHOLDERS’ EQUITY (Continued) Common Stock The Company is authorized to issue 2,000,000 shares of common stock, $5 par value per share. There were 1,164,163 shares issued and 1,076,246 shares outstanding, with 87,917 shares held in treasury at March 31, 2026. There were 1,164,163 shares issued and 1,076,246 shares outstanding, with 87,917 shares held in treasury at December 31, 2025. The Company did not repurchase any shares of common stock during the three months ended March 31, 2026 and 2025, respectively. There were no special dividends paid for the three months ended March 31, 2026 and 2025, respectively. Stock -based Compensation The 2022 Restricted Stock Plan (“2022 Plan”) was approved by the Human Resources Committee of the Board of Directors of the Company authorizing the issuance of 15,714 common shares of stock on December 19, 2022. The purpose of the 2022 Plan is to promote the growth and profitability of the Company and its affiliated companies; to attract and retain key officers and employees of outstanding competence; to provide certain key officers and employees of the Company and its affiliated companies with an incentive to achieve corporate objectives; and to provide such officers and employees with an equity interest in the Company. Awards granted under this plan generally vest ratably over a five-year period. Restricted stock awards are recorded as deferred compensation, a component of shareholders’ equity, at fair value at the date of the grant and amortized to compensation expense over the specified vesting periods.

21 5. STOCKHOLDERS’ EQUITY (CONTINUED) Compensation expense associated with the amortization of restricted stock was $66,000 and $45,000 for the three months ended March 31, 2026 and 2025, respectively. The following is a summary of the Company’s restricted stock activity for the three months ended March 31, 2026 and 2025: Non-Vested Weighted Average Grant Shares Date Fair Value Balance – January 1, 2025 7,526 $ 44.30 Granted - - Forfeited - - Vested - - Balance – March 31, 2025 7,526 $ 44.30 Balance – January 1, 2026 Granted 18,432 $ 58.70 Forfeited - - Vested - - Balance – March 31, 2026 18,432 $ 58.70 As of March 31, 2026, there was approximately $985,000 of total unrecognized compensation cost related to nonvested restricted stock shares granted under the Plans. The cost is expected to be recognized over a weighted-average period of 4 years. Earnings Per Share Basic earnings per share is calculated by dividing net income available to common stockholders by the weighted average number of common shares outstanding during the period. Net income available to common stockholders is net income to the Company. Unallocated common shares of unvested restricted stock are not included in the weighted- average number of common shares outstanding for purposes of calculating earnings per common share until they are committed to be released. The Company had no potentially dilutive common stock equivalents at March 31, 2026 and 2025. The following table sets forth the calculation of basic and diluted earnings per share for the three months ended March 31: 2026 2025 (Dollars in Thousands) Net income available to common stockholders $ 252 $ 473 Weighted average common shares outstanding basic and diluted 1,076,246 1,062,788 Earnings per share, basic and diluted $ 0.23 $ 0.44

22 6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK The Bank is a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financing needs of its customers. These financial instruments include commitments to extend credit and standby letters of credit. These instruments involve, to varying degrees, elements of credit risk and interest rate risk in excess of the amounts recognized in the consolidated statements of financial condition. The Bank uses the same credit policies in making commitments and conditional obligations as it does for on-balance sheet instruments. The Bank’s exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and standby letters of credit is represented by the contractual notional amount of those instruments summarized as follows at March 31, 2026 and December 31, 2025: 2026 2025 (In Thousands) Commitments to extend credit: Residential real estate mortgage loans $ 2,634 $ 2,255 Commercial loans 67,733 69,258 Consumer loans 32,640 33,286 Standby letters of credit 6,864 6,514 $ 109,871 $ 111,313 Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The Bank evaluates each customer’s creditworthiness on a case-by-case basis. The amount and type of collateral obtained, if deemed necessary by the Bank upon extension of credit, varies and is based on management’s credit evaluation of the counterparty. Standby letters of credit are conditional commitments issued by the Bank to guarantee the performance of a customer to a third-party. Standby letters of credit generally have fixed expiration dates or other termination clauses and may require payment of a fee. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loan facilities to customers. The Bank’s policy for obtaining collateral, and the nature of such collateral, is essentially the same as that involved in making commitments to extend credit. The Bank utilized a correspondent bank to assist in the confirmation of three unsecured standby letters for credit for three commercial customers. The letters of credit totaled $182,000 at March 31, 2026 and $273,000 at December 31, 2025 and in the event of default the Bank would be obligated to secure the letters of credit with cash equal to 100% of the outstanding letter of credit or investment grade securities equal in value to 125% of the outstanding amount, however, the commercial customers have established lines of credit with the Bank which would be drawn upon in the event of default to secure the letter of credit.

23 7. CONCENTRATIONS OF CREDIT Most of the Bank’s business activity is with customers in the Bank’s market area. Investments in state and political subdivisions also involve governmental entities within the Bank’s market area. The concentrations of credit by type of loan are set forth in Note 3. The distribution of commitments to extend credit is set forth in Note 6. The Bank, as a matter of policy, does not extend credit to any single borrower, or group of related borrowers in excess of its regulatory lending limit. The Bank has concentrations of credit with respect to certain groups of loans receivable. At March 31, 2026, and December 31, 2025, management has identified loan concentrations as follows: 2026 2025 (In Thousands) Secured by: Restaurants/bars $ 700 $ 707 Non-owner occupied rental properties 147,458 173,067 Hotels/motels 16,423 16,906 Unsecured 28,893 28,781 Not-for-profit 7,902 8,307 $ 201,376 $ 227,768 8. CAPITAL REQUIREMENTS The Bank is subject to various regulatory capital requirements administered by their regulators. The final rules implementing Basel Committee on Banking Supervision’s capital guidelines for U.S. banks (Basel III rules) became effective on January 1, 2015 with full compliance with all requirements being phased in over a multi-year schedule and were phased in on January 1, 2019. Failure to meet minimum capital requirements can initiate certain mandatory, and possibly additional discretionary actions by regulators that, if undertaken, could have a direct material effect on the Company’s consolidated financial statements. Under capital adequacy guidelines, the Bank must meet specific capital guidelines that involve quantitative measures of their assets, liabilities, and certain off-balance sheet items as calculated under regulatory accounting practices. The capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weightings and other factors. Quantitative measures established by regulation to ensure capital adequacy require the Bank to maintain minimum amounts and ratios (set forth in the table below) of common equity Tier 1, total and Tier 1 capital (as defined in the regulations) to risk-weighted assets (as defined), and of Tier 1 capital to average assets (as defined). Management believes that the Bank met all capital adequacy requirements to which they are subject as of March 31, 2026 and December 31, 2025. As of March 31, 2026, the most recent notification from the Bank’s regulators categorized the Bank as well capitalized under the regulatory framework for prompt corrective action. To be categorized as well capitalized, the Bank must maintain minimum common equity Tier 1, total risk-based, Tier 1 risk-based, and Tier 1 leverage ratios as set forth in the table. There are no conditions or events since that notification that management believes have changed the Bank’s category.

24 8. CAPITAL REQUIREMENTS (CONTINUED) The Bank’s actual capital amounts and ratios are summarized in the tables below at March 31, 2026 and December 31, 2025: March 31, 2026 (In Thousands) Actual Bank Minimum for Capital Adequacy Purposes Bank Minimum to be Well Capitalized Under Prompt Corrective Action Provisions Bank Well Capitalized With Buffer Amount Ratio Amount Ratio Amount Ratio Amount Ratio Tier I Common Equity (to Risk-Weighted Assets) $ 83,621 17.17% $ 21,917 4.50% $ 31,658 6.50% $ 34,093 7.00 % Total Risk-Based Capital (to Risk-Weighted Assets) $ 88,421 18.15% $ 38,964 8.00% $ 48,705 10.00% $ 51,140 10.50 % Tier I Capital (to Risk-Weighted Assets) $ 83,621 17.17% $ 29,223 6.00% $ 38,964 8.00% $ 41,399 8.50 % Tier I Capital (to Average Assets) $ 83,621 8.52% $ 39,262 4.00% $ 49,078 5.00% $ 49,078 5.00%

25 8. CAPITAL REQUIREMENTS (CONTINUED) December 31, 2025 (In Thousands) Actual Bank Minimum for Capital Adequacy Purposes Bank Minimum to be Well Capitalized Under Prompt Corrective Action Provisions Bank Well Capitalized With Buffer Amount Ratio Amount Ratio Amount Ratio Amount Ratio Tier I Common Equity (to Risk-Weighted Assets) $ 83,303 16.96% $ 22,107 4.50% $ 31,932 6.50% $ 34,389 7.00 % Total Risk-Based Capital (to Risk-Weighted Assets) $ 88,110 17.94% $ 39,301 8.00% $ 49,127 10.00% $ 51,583 10.50 % Tier I Capital (to Risk-Weighted Assets) $ 83,303 16.96% $ 29,476 6.00% $ 39,301 8.00% $ 41,758 8.50 % Tier I Capital (to Average Assets) $ 83,303 8.54% $ 39,301 4.00% $ 48,766 5.00% $ 48,766 5.00%

26 9. FAIR VALUE OF ASSETS AND LIABILITIES Management uses its best judgment in estimating the fair values of the Company’s assets and liabilities; however, there are inherent weaknesses in any estimation technique. Therefore, for substantially all assets and liabilities, the fair value estimates herein are not necessarily indicative of the amounts the Company could have realized in a sales transaction on the dates indicated. Fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. The estimated fair value amounts have been measured as of their respective year-ends and have not been re-evaluated or updated for purposes of these consolidated financial statements subsequent to those respective dates. As such, the estimated fair values of these assets and liabilities subsequent to the respective reporting dates may be different than the amounts reported at each year-end. A fair value hierarchy that prioritizes the inputs to valuation methods is used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows: Level 1 - Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities. Level 2 - Quoted prices in markets that are not active, or inputs that are observable either directly or indirectly, for substantially the full term of the asset or liability. Level 3 - Prices or valuation techniques that require inputs that are both significant to the fair value measurement and unobservable (i.e., supported with little or no market activity). An asset’s or liability’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

27 9. FAIR VALUE OF ASSETS AND LIABILITIES For financial assets measured at fair value on a recurring basis, the fair value measurements by level within the fair value hierarchy used at March 31, 2026 and December 31, 2025 are as follows: March 31, 2026 Total Quoted Prices in Active Markets for Identical Assets (Level 1) Significant Other Observable Inputs (Level 2) Significant Unobservable Inputs (Level 3) (In Thousands) Available -for-sale debt securities: U.S. Government agency and sponsored enterprise $ 104,558 $ - $ 104,558 $ - State and political subdivisions 13,262 - 13,262 - Residential mortgage- backed: U.S. Government sponsored enterprise 127,040 - 127,040 - Asset-backed U.S. Small Business Administration 44,450 - 44,450 - $ 289,310 $ - $ 289,310 $ -

28 9. FAIR VALUE OF ASSETS AND LIABILITIES (CONTINUED) December 31, 2025 Total Quoted Prices in Active Markets for Identical Assets (Level 1) Significant Other Observable Inputs (Level 2) Significant Unobservable Inputs (Level 3) (In Thousands) Available -for-sale debt securities: U.S. Government agency and sponsored enterprise $ 49,851 $ - $ 49,851 $ - State and political subdivisions 13,683 - 13,683 - Residential mortgage- backed: U.S. Government sponsored enterprise 133,157 - 133,157 - Asset-backed U.S. Small Business Administration 47,753 - 47,753 - $ 244,444 $ - $ 244,444 $ - The Bank had the following assets measured at fair value on a nonrecurring basis as of March 31, 2026 and December 31, 2025: March 31, 2026 Quoted Prices in Active Markets for Identical Assets Significant Other Observable Inputs Significant Unobservable Inputs Total (Level 1) (Level 2) (Level 3) (In Thousands) Collateral dependent loans $ 873 $ $ $ 873

29 9. FAIR VALUE OF ASSETS AND LIABILITIES (CONTINUED) December 31, 2025 Quoted Prices in Active Markets for Identical Assets Significant Other Observable Inputs Significant Unobservable Inputs Total (Level 1) (Level 2) (Level 3) (In Thousands) Collateral dependent loans $ 871 $ $ $ 871 The following table presents additional quantitative information about assets measured at fair value on a nonrecurring basis and for which Level 3 inputs were utilized to determine fair value at March 31, 2026 and December 31, 2025: (1) Appraisals are adjusted downwards by management for qualitative factors such as the estimated costs to liquidate the collateral Foreclosed real estate measured at fair value as of March 31, 2026 and December 31, 2025 was not significant. The following information should not be interpreted as an estimate of the fair value of the entire Company since a fair value calculation is only provided for a limited portion of the Company’s assets and liabilities. Due to a wide range of valuation techniques and the degree of subjectivity used in making the estimates, comparisons between the Company’s disclosures and those of other companies may not be meaningful. The following methods and assumptions were used to estimate the fair values of certain of the Company’s assets and liabilities at March 31, 2026 and December 31, 2025: Cash and Cash Equivalents The carrying amounts of cash, due from banks and federal funds sold approximate fair values. Fair Value Valuation Technique Unobservable Input Range Weighted Average (In Thousands) 2026: Collateral Dependent loans $ 873 Appraisal of collateral Liquidation expenses (1) 10.0% - 10.0% 10.0% 2025: Collateral Dependent loans $ 871 Appraisal of collateral Liquidation expenses (1) 10.0% - 10.0% 10.0%

30 9. FAIR VALUE OF ASSETS AND LIABILITIES (CONTINUED) Investment Securities The fair values of securities available-for-sale and held-to-maturity are determined primarily by matrix pricing (Level 2), which is a mathematical technique used widely in the industry to value debt securities without relying exclusively on quoted market prices for the specific securities but rather by relying on the securities’ relationship to other benchmark quoted prices. For certain securities which are not traded in active markets or are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments are generally based on available market evidence (Level 3). In the absence of such evidence, management’s best estimate is used. Management’s best estimate consists of both internal and external support on certain Level 3 investments. Internal cash flow models using a present value formula that includes assumptions market participants would use along with indicative exit pricing obtained from broker/dealers (where available) are used to support fair values of certain Level 3 investments. The carrying value of Federal Home Loan Bank and Federal Reserve Bank stock approximates fair value and considers the limited marketability of such securities. Loans Held for Sale Mortgage loans held for sale are carried at the aggregate lower of cost or fair value and are measured on a nonrecurring basis. Fair value is based on independent quoted market prices, where applicable, or the prices for other whole mortgage loans with similar characteristics. Loans Receivable The fair values of loans receivable, excluding collateral dependent loans, are estimated using discounted cash flow analyses, using market rates at the consolidated statements of financial condition date that reflect the credit and interest rate-risk inherent in the loans. Projected future cash flows are calculated based upon contractual maturity or call dates, projected repayments and prepayments of principal. Generally, for variable rate loans that reprice frequently and with no significant change in credit risk, fair values are based on carrying values. Collateral dependent loans are those for which the Company has calculated the allowance for credit losses, individually, generally based on the fair value of the loan’s collateral. Fair value is generally determined based upon independent third-party appraisals of the properties, or discounted cash flows based upon the expected proceeds. These assets are included as Level 3 fair values, based upon the lowest level of input that is significant to the fair value measurements. Mortgage Servicing Rights The carrying value of mortgage servicing rights approximates fair value. Deposits The fair values for demand, savings and NOW deposits are equal to their carrying amounts. Fair values for fixed-rate certificates of deposit are estimated using a discounted cash flow calculation that applies interest rates currently being offered in the market on certificates to a schedule of aggregated expected monthly maturities. Federal Home Loan Bank Advances The carrying amounts of short-term FHLB advances approximate their fair values. Fair values of long-term FHLB advances are estimated using discounted cash flow analysis, based on quoted prices for new FHLB advances with similar credit risk characteristics, terms and remaining maturities. These prices obtained from this active market represent a market value that is deemed to represent the transfer price if the liability were assumed by a third-party.

31 9. FAIR VALUE OF ASSETS AND LIABILITIES (CONTINUED) Subordinated Debentures Fair values of subordinated debentures are estimated using discounted cash flow analysis, based on a risk adjusted discount rate reflecting management’s estimate of the assumptions that market participants would use to estimate the fair value of such debt with similar credit risk characteristics, terms and remaining maturities. Accrued Interest The carrying amounts of accrued interest receivable and payable approximate fair value. The estimated fair values and related carrying amounts of the Company’s financial instruments are as follows at March 31, 2026 and December 31, 2025: March 31, 2026 December 31, 2025 Carrying Amount Fair Value Carrying Amount Fair Value (In Thousands) Financial assets: Cash and cash equivalents $ 54,880 $ 54,880 $ 17,838 $ 17,838 Investment securities 297,423 297,620 251,956 252,183 Loans receivable, net 606,222 602,860 619,279 615,188 Accrued interest receivable 3,122 3,122 3,137 3,137 Mortgage servicing rights 288 288 291 291 Financial liabilities: Deposits 922,716 934,171 847,977 871,418 Federal Home Loan Bank advances - - 6,521 6,521 Subordinated debentures 8,248 8,198 8,248 8,198 Accrued interest payable 893 893 758 758

32 10. OPERATING LEASES The Company Leases certain branch properties and autos under long-term, operating lease agreements. Th Company’s lease agreements do not contain any residual value guarantees. The following includes quantitative data to the Company’s operating leases as of March 31, 2026 and December 31, 2025: March 31, 2026 December 31, 2025 Operating Lease amounts: Right-of-use assets $ 8,268 $ 8,462 Lease liabilities $ 8,473 $ 8,658 The following includes quantitative data to the Company’s operating leases for the three months ended March 31: Operative lease amounts: 2026 2025 Operating outgoing cash flows from operating leases $ 227 $ 227 Lease costs: Operating lease cost $ 237 $ 237 Variable lease cost $ 4 $ 4 Weighted-average remaining lease term (years) 18.8 18.9 Weighted-average discount rate 2.24% 2.21% The following is a schedule by year of the undiscounted cash flows of the operating lease liabilities, excluding common area maintenance charges and real estate taxes, as of March 31, 2026 April 1, 2026 – March 31, 2027 $ 904 April 1, 2027 – March 31, 2028 818 April 1, 2028 – March 31, 2029 774 April 1, 2029 – March 31, 2030 781 April 1, 2030 – March 31, 2031 788 Thereafter 6,465 Total undiscounted cash flow 10,530 Less net present value adjustment (2,057) Lease liability $ 8.473

33 11. REVENUE FROM CONTRACTS WITH CUSTOMERS All of the Company’s revenue from contracts with customers is recognized within non-interest income as the Company satisfies its obligation to the customer. The following table presents these revenues for the three months ended March 31, 2026 and 2025: 2026 2025 (In Thousands) Service charges and fees: Deposit related fees $ 60 $ 61 Loan related fees 71 62 Overdraft and chargeback fees 314 290 ATM/Point of sale fees 25 33 Wire transfer fees 21 16 Total service charges 491 462 Bank card income: Debit card interchange fees $ 435 $ 443 Credit card commission 3 2 Total bank card income 438 445 Insurance agency income: Insurance agency services $ 164 $ 221 Total insurance agency income 164 221 Sales of assets income: Net gain on sale of foreclosed real estate $ - $ - Total gain on sale of foreclosed real estate - - Service Charges and fees: The Company earns fees from its deposit customers for transaction-based, account maintenance, and overdraft services. Transaction-based fees, which include services such as ATM use fees, stop payment charges, statement rendering, wire transfer and ACH fees, are recognized at the time the transaction is executed as that is the point in time the Bank fulfills the customer’s request. Accounting maintenance fees, which relate primarily to monthly maintenance, are recognized at the time maintenance occurs. Overdraft fees are recognized at the point in time that the overdraft occurs. Service charges on deposits are withdrawn from the customer’s account balance. The Bank also earns fees from the servicing of retain and commercial loans Bank Card Income: The Company earns interchange fees from debit cardholder transactions conducted through the Fiserv EFT payment network. Interchange fees from cardholder transactions represent a percentage of the underlying transaction value and are recognized daily, concurrently with the transaction processing services provided to cardholder. The Company also earns fees for merchant transaction processing services provided to its business customers by a third party service provider. The fees represent a percentage of the monthly transaction activity net of related costs and are received from the service provider on a monthly basis.

34 11. REVENUE FROM CONTRACTS WITH CUSTOMERS (Continued) Insurance Agency Income The Company earns fees from insurance services provided to its customers by third-party service providers. The Company received commissions from the third-party service providers monthly, based upon customer activity for the month. The Company (i) acts as an agent in arranging the relationship between the customer and the third-party service provider and (ii) does not control the services rendered to the customers. Net Gains/Losses on Sales of Foreclosed Real Estate The Company records a gain or loss from the sale of foreclosed real estate when control of the property transfers to the buyer, which generally occurs at the time of an executed deed. When the Company finances the sale of foreclosed real estate to the buyer, the Company assesses whether the buyer is committed to perform their obligations under the contract and whether collectability of the transaction price is probable. Once these criteria are met, the foreclosed real estate asset is derecognized and the gain or loss on sale is recorded upon the transfer of control of the property to the buyer. Revenue included in non-interest income on the consolidated statements of income that was not related to contracts with customers was $336,000 and $274,000 for the three-months ended March 31, 2026 and 2025, respectively. 12. SUBSEQUENT EVENTS Subsequent events have been evaluated through September 14, 2026, which is the date the financial statements were available to be issued. Arrow Financial Corporation (“Arrow”) and the Company entered into an Agreement and Plan of Merger dated February 25, 2026, and announced the transaction on February 26, 2026. The transaction closed on July 1, 2026. Under the terms of the merger agreement, Arrow acquired 100% of the outstanding voting equity interests of the Company. At the effective time of the merger, each share of the Company’s common stock outstanding was converted into the right to receive 1.8610 shares of Arrow common stock and $18.72 in cash.